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                                                                   Exhibit 31.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

            Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Edward J. Puisis, certify that:

        6. I have reviewed this quarterly report on Form 10-Q of Dayton Superior Corporation;

        7. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

        8. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Dayton Superior Corporation as of, and for, the periods presented in this quarterly report;

        9. Dayton Superior Corporation's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Dayton Superior Corporation and we have:

                a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Dayton Superior Corporation, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

                b) evaluated the effectiveness of Dayton Superior Corporation's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

                c) disclosed in this quarterly report any change in Dayton Superior Corporation's internal control over financial reporting that occurred during Dayton Superior Corporation's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Dayton Superior Corporation's internal control over financial reporting; and

        10. Dayton Superior Corporation's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Dayton Superior Corporation's auditors and the audit committee of Dayton Superior Corporation's board of directors:



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                a)      all significant deficiencies and material weaknesses in
                        the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Dayton Superior Corporation's ability to record, process, summarize and report financial information; and

                b) any fraud, whether or not material, that involves management or other employees who have a significant role in Dayton Superior Corporation's internal control over financial reporting.


December 10, 2003             /s/ Edward J. Puisis
                              --------------------

                                     Edward J. Puisis
                                     Vice President and Chief Financial Officer


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